Exhibit 99.2 Investor Presentation February 7, 2019 0

Safe harbor Forward-looking statements. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements that describe Expedia Group management's beliefs, intentions or goals. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of Expedia Group. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the Expedia Group’s control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the risks and important factors contained and identified in Expedia Group's filings with the Securities and Exchange Commission (the "SEC"), such as Expedia Group's Annual Reports on Form 10-K and quarterly reports on form 10-Q. The forward-looking statements included in this presentation are made only as of the date hereof and Expedia Group undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law. Non-GAAP measures. Reconciliations to GAAP measures of non-GAAP measures included in this presentation are included in the Appendix. These measures are intended to supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations. Industry / market data. Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. Trademarks & logos. Trademarks and logos are the property of their respective owners. © 2019 Expedia, Inc. All rights reserved. CST: 2029030-50 industry 1 Expedia Group Proprietary and Confidential

Key investment highlights 1) Huge addressable market 2) Operating global multi-product travel platform 3) Harnessing significant scale and technological advantages 4) Leading brands with loyal customer base 5) Strong financial performance on solid trajectory 6) Attractive free cash flow generation 7) Track record of successful M&A and smart capital allocation 2

Huge opportunity in $1.7T global market US and Asia Latin EMEA Canada Pacific America 13% 3% 2% 2% 2019 total travel market Total travel market ~$1.7T $501B $644B $506B $89B Expedia Group Other Notes: Expedia Group’s share of travel market defined as gross bookings during 2018. Travel market size estimates based on Phocuswright data for 2019. 2019 data includes alternative accommodations and activities, which were not included prior to 2018. Sources: Phocuswright estimates and Expedia Group data. 3

World's largest diversified travel platform

High volume & diversity of
Customers

Monthly visits[1]
750M+

Active corporate travelers
2M+

Powering
~100K
Offline travel agents[2]

35K+
B2B partners leveraging our platform

Contacts handled annually[3]
50M+


Demand
Customers
Suppliers
TM
Supply

Broad and diversified
Supply partners

Properties on core lodging platform[4]
1M+

HomeAway online bookable listings
1.8M+

Airlines
500+

Car rental companies
175+

Unique activities
35K+

Notes: Expedia Group data shown as of 12/31/18, unless otherwise noted. [1]Monthly visits based on data for Brand Expedia, Hotels.com, Orbitz, Travelocity, Wotif, HomeAway, trivago and Hotwire combined during 2018. [2]Offline travel agents based on number of sales agents in Global Customer Operations, Expedia Partner Solutions (EPS), HomeAway, Classic Vacations, CruiseShipCenters, Travel Agent Affiliate Program (TAAP). [3]Contacts handled annually include calls, emails, chats and social media. [4]Includes more than 370,000 integrated HomeAway listings.

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Unmatched portfolio of leading travel brands

Common technology and supply

Expedia	Hotels.com	EGENCIA	HomeAway	trivago
Only global full-service online travel agency, in 30+ countries	A leading hotel specialist globally, with websites in 40+ languages	A leader in global corporate travel, in 60+ countries	Global alternative accommodations marketplace with listings in 190 countries	A leading hotel metasearch company, in 55 countries
Core OTA ~$80B gross bookings		**Corporate travel** ~$8B gross bookings	**Alternative Accommodations** ~$11B gross bookings	**Metasearch** ~$1.1B revenue[1]
expedia group partner solutions			VRBO, Abritel, stayz, OwnersDirect, Homelidays	
ORBITZ, CheapTickets, travelocity, Expedia Local Expert, wotif, hotwire				

Notes: All stats shown are for the year ended 12/31/2018. [1]trivago revenue includes intercompany revenue.

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Rapidly expanding supply Property count K 1,250 50% 1,000 40% Core lodging platform 750 30% includes Over 1M 500 20% properties 250 10% 0 0% 2014 2015 2016 2017 2018 Core Lodging Properties HomeAway Integrated Listings Y/Y growth ex-HomeAway (RHS) 6

Expedia loyalty programs drive repeat & create competitive differentiation • 43M+ members • 17M+ reward nights redeemed to date • 30M+ members • Available in 30+ countries • 9M+ members • Members booked >2x more hotels than non-members Notes: All metrics provided are as of 12/31/18. 7

Investments in mobile drive growth & engagement 300M+ Travel industry cumulative app downloads1 90% Mobile share of gross online bookings by key countries and regions More than 45% 1 in 3 transactions booked via mobile2 0% Nearly 50% China Japan India Spain U.K. Italy Germany Scandinavia France U.S. y/y growth in app transactions 2015 2017 2020 3 in 2018 Source: Phocuswright APAC Europe US Notes: 1Cumulative app downloads as of 12/31/18 for all Expedia Group brands. 2Based on Expedia Group transactions in 2018. 3Includes Brand Expedia and Hotels.com 8

Strong financial execution Room nights Gross bookings M $B CAGR: 24% CAGR: 20% 352 100 312 88 269 78 203 60 150 48 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Revenue1 Adjusted EBITDA1 $B $M CAGR: 19% CAGR: 17% 11.2 1,970 10.1 1,713 8.8 1,616 6.6 1,165 5.6 1,051 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Notes: All figures shown excluding eLong. 1Non-GAAP measure. See Appendix for non-GAAP to GAAP reconciliation. 9

New Seattle headquarters of Expedia Group Building for the future • 40 acres on Seattle waterfront • Initial build out of ~1.2M sq. ft. with approval to Key facts build up to 1.9M total sq. ft. over 15 years • New construction began in late 2017 • Expect to begin moving in late 2019 • A single, unified campus for Seattle area employees Benefits • Helps attract and retain key talent • Ample room to accommodate long-term growth • Spend from 2016-2018 totaled $290M followed by Financial expected spend in 2019 of $425-475M and $135- considerations $185M in 20201 • Valuable asset in attractive location Notes: Image courtesy of ZGF Architects. 1We expect approximately $900M in capital expenditures for the headquarters build out. 10

Strong free cash flow Strong profit growth Free cash flow overview $M 1,500 Favorable working capital from significant merchant business 1,000 Lower capital intensity due to cloud migration 500 Reduced real estate capex following completion of headquarters in 2020 0 2015 2016 2017 2018 Attractive free cash flow and 1 free cash flow conversion Free cash flow Headquarters spend Notes: 1Free cash flow is a non-GAAP measure and includes eLong. See Appendix for non-GAAP to GAAP reconciliation 11

Solid track record of capital allocation


2011
2012
2013
2014
2015
2016
2017
2018
2019
$M
283
77
209
397
130
217
515
76
594
537
85
663
45
108
5,321
436
150
84
294
176
545
903
186
186
Share repurchases
Dividends
M&A 1
2011
2012
2013
2014
2015
2016
2017
2018

Total free cash flow generated: $6.7B[2]

2011

TripAdvisor spin (~$500M invested, $7.9B value today[3])

tripadvisor®

2011 – 2013

- Improving financial performance fueled by organic investment in tech
- $1.2B share repurchases
- trivago majority investment of ~$632M (Expedia Group's ownership interest ~$1.2B value today)[4]
- Opportunistic M&A

2014 – 2017

- Solid financial performance
- Strategic investments in hotel margins & supply footprint
- Orbitz synergies realization
- $1.3B share repurchases
- HomeAway ~$3.6B acquisition; shift from subscription to eCommerce model

2018+

- Strategic investments in lodging supply and cloud computing transition
- HomeAway transition completes and growth story continues
- Opportunistic M&A, share repurchases and dividends
- Begin moving into new Seattle HQ campus in late 2019

Notes: [1]Does not include $671M divestiture of eLong. [2]Free cash flow is a non-GAAP measure and includes eLong. See Appendix for non-GAAP to GAAP reconciliation. [3]Value as of 1/31/19. [4]Value of majority investment based on exchange rates as of transaction announcement date 12/21/12. Includes approximately $57M in stock-based compensation related to the issuance of common stock. Value as of 1/31/19 based on 59.5% ownership interest at 12/31/18.

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Appendix

Non-GAAP Definitions Adjusted EBITDA is defined as net income (loss) attributable to Expedia Group adjusted for: (1) net income (loss) attributable to non-controlling interests; (2) provision for income taxes; (3) total other expenses, net; (4) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (5) acquisition-related impacts, including (i) amortization of intangible assets and goodwill and intangible asset impairment, (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements; and (iii) upfront consideration paid to settle employee compensation plans of the acquiree; (6) certain other items, including restructuring; (7) items included in legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to transactional taxes (e.g. hotel and excise taxes), related to court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain transactional tax proceedings; (8) that portion of gains (losses) on revenue hedging activities that are included in other, net that relate to revenue recognized in the period; and (9) depreciation. The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature, or because the amount and timing of these items is unpredictable, not driven by core operating results and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-going performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced. The definition for Adjusted EBITDA was revised in the fourth quarter of 2012. Expedia Group revenue and adjusted EBITDA excluding eLong. Expedia Group sold its ownership interest in eLong, Inc. on May 22, 2015. In order to allow comparison with prior periods for the ongoing Expedia Group businesses, Expedia Group excluding eLong revenue, and Adjusted EBITDA, each exclude the impact of eLong. Free cash flow is defined as net cash flow provided by operating activities less capital expenditures. Management believes Free Cash Flow is useful to investors because it represents the operating cash flow that our operating businesses generate, less capital expenditures but before taking into account other cash movements that are not directly tied to the core operations of our businesses, such as financing activities, foreign exchange or certain investing activities. We added additional detail for the capital expenditures associated with building our new headquarters facility in Seattle, Washington. We believe separating out capital expenditures for this discrete project is important to provide additional transparency to investors related to operating versus project-related capital expenditures. Free Cash Flow has certain limitations in that it does not represent the total increase or decrease in the cash balance for the period, nor does it represent the residual cash flow for discretionary expenditures. Therefore, it is important to evaluate Free Cash Flow along with the consolidated statements of cash flows. 14

APPENDIX Non-GAAP/ GAAP reconciliation: Revenue $ Millions 2014 2015 2016 2017 2018 Core OTA revenue $4,905 $5,877 $7,084 $7,881 $8,760 trivago revenue 414 548 836 1,166 1,084 Egencia revenue 400 400 462 521 601 HomeAway revenue - 20 689 906 1,171 eLong revenue 178 42 - - - Intercompany eliminations (133) (215) (297) (414) (393) Revenue attributable to $5,763 $6,672 $8,774 $10,060 $11,223 Expedia Group, Inc. eLong revenue (178) (42) - - - Revenue excluding eLong $5,585 $6,631 $8,774 $10,060 $11,223 Notes: Numbers may not foot due to rounding. 15

APPENDIX Non-GAAP/ GAAP reconciliation: Adjusted EBITDA $ Millions 2014 2015 2016 2017 2018 Net income attributable to Expedia Group, Inc. $398 $764 $282 $378 $406 Net income (loss) attributable to noncontrolling interests (25) (42) (21) (6) (8) Net income 373 723 261 372 398 Provision for income taxes 92 203 16 45 87 Income before income taxes 465 926 277 417 485 Total other expense, net 53 (4) 185 208 229 Gain on sale of business - (509) - - - Operating income $518 $414 $462 $625 $714 Gain (loss) on revenue hedges related to revenue recognized 9 44 13 8 25 Restructuring charges 26 72 43 17 - Legal reserves, occupancy tax and other 42 (105) 27 25 (59) Stock-based compensation 85 178 242 149 203 Amortization and impairment of intangible assets 80 164 352 275 325 Impairment of goodwill - - - - 86 Depreciation 266 337 477 614 676 Adjusted EBITDA $1,025 $1,103 $1,616 $1,713 $1,970 eLong adjusted EBITDA 27 62 - - - Adjusted EBITDA excluding eLong $1,051 $1,165 $1,616 $1,713 $1,970 Notes: Numbers may not foot due to rounding. 16

APPENDIX Non-GAAP/ GAAP reconciliation: Free cash flow $ Millions 2011 2012 2013 2014 2015 2016 2017 2018 TOTAL Cash provided by $826 $1,237 $763 $1,367 $1, 299 $1,549 $1,845 $1,975 $10,861 operations Headquarters capital - - - - (233) (26) (68) (192) (519) expenditures Non- headquarters (208) (236) (309) (328) (554) (723) (642) (686) (3,686) capital expenditures Total capital (208) (236) (309) (328) (787) (749) (710) (878) (4,205) expenditures Free cash flow $618 $1,001 $455 $1,039 $512 $800 $1,135 $1,097 $6,657 Notes: Numbers may not foot due to rounding and include eLong. Prior years have been restated for new accounting guidance for restricted cash treatment in Statement of Cash Flow. 17